SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): July 21, 1997



                             PLAYTEX PRODUCTS, INC.
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               (Exact name of registrant as specified in charter)



      Delaware                  33-25485-01               51-0312772
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      (State or other           (Commission             (IRS Employer
      jurisdiction of           File Number)            Identification No.)
      incorporation)




   300 Nyala Farms Road, Westport, CT                                 06880
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   (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code (203) 341-4000
                                                  ------------------------------


                                       N/A
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          (Former name or former address, if changed since last report)








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Item 7.     Financial Statements and Exhibits.
            ---------------------------------

(c)         Exhibits:

            The exhibits listed below relate to the issuance by Playtex Products, Inc. (the "Registrant") of $150,000,000 aggregate principal amount 87/8% Senior Notes due 2004 pursuant to Rule 144A under the Securities Act of 1933, as amended, and the execution of two new credit agreements providing, in the aggregate, up to $320 million in available credit.


 Exhibit Number
(Referenced to
 Item 601 of
Regulation S-K)                    Description of Exhibit
---------------                    ----------------------
     4.1              Form of 87/8% Senior Notes due 2004 of the Registrant

     4.2 Indenture dated July 21, 1997 among the Registrant, as Issuer, Playtex Beauty Care, Inc., Playtex Investment Corp., Playtex International Corp., Playtex Sales & Services, Inc., Playtex Manufacturing, Inc., Smile-Tote, Inc., Sun Pharmaceuticals Corp., TH Marketing Corp. (collectively, the "Guarantors") and Marine Midland Bank, as Trustee.

     4.3 Registration Rights Agreement dated July 21, 1997 among the Registrant, the Guarantors and Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ").

     10.1 Purchase Agreement dated July 14, 1997 among the Registrant, the Guarantors and DLJ.

     10.2 Credit Agreement among the Registrant, the several lenders from time to time parties thereto, DLJ Capital Funding, Inc. ("DLJ Funding"), as the syndication agent, and Wells Fargo Bank, N.A. ("Wells Fargo"), as the administrative agent, dated as of July 21, 1997.

     10.3 Term Loan Agreement among the Registrant, the several lenders from time to time parties thereto, DLJ Funding, as the syndication agent, and Wells Fargo, as the facility manager, dated as of July 21, 1997.

     99               Press Release dated July 21, 1997.





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                                                                               3



                               Signatures
                               ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 25, 1997

                        PLAYTEX PRODUCTS, INC.


                        By:       /s/ Michael F. Goss
                             --------------------------------------------------
                             Michael F. Goss
                             Executive Vice President & Chief Financial Officer








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                                                                               4




                              EXHIBIT INDEX




Exhibit number                                            Page Number in Rule 0-
(Referenced to                                            3(b) sequential
 Item 601 of                                              numbering system where
Regulation S-K)           Description of Exhibit          Exhibits can be found
---------------           ----------------------          ---------------------

       4.1         Form of 87/8% Senior Notes due 2004 of          5
                   the Registrant.

       4.2         Indenture dated July 21, 1997 among
                   the Registrant, the Guarantors and
                   Marine Midland Bank.

       4.3         Registration Rights Agreement dated
                   July 21, 1997 among the Registrant,
                   the Guarantors and DLJ

       10.1        Purchase Agreement dated July 14,
                   1997 among the Registrant, the
                   Guarantors and DLJ.

       10.2        Credit Agreement among the Registrant,
                   the several lenders from time to time
                   parties thereto, DLJ Funding, as the
                   syndication agent, and Wells Fargo, as
                   the administrative agent, dated as of
                   July 21, 1997.

       10.3 Term Loan Agreement among the Registrant, the several lenders from time to time parties thereto, DLJ Funding, as the syndication agent, and Wells Fargo, as the facility manager, dated as of July 21, 1997.

        99         Press Release dated July 21, 1997.